Leader Short Duration Bond Fund

Institutional Shares:	LCCIX
Investor Shares:	LCCMX
Class A Shares:	LCAMX
Class C Shares:	LCMCX

Leader Total Return Fund

Institutional Shares:	LCTIX
Investor Shares:	LCTRX
Class A Shares:	LCATX
Class C Shares:	LCCTX

Leader Floating Rate Fund

Institutional Shares:	LFIFX
Investor Shares:	LFVFX

Supplement dated November 5, 2019

to the Prospectus and Statement of Additional Information (“SAI”) dated October 1, 2019

The following supersedes any contrary information contained in the Funds’ current Prospectus or SAI.

Important Notice Regarding Change in Investment Policy and Name

By unanimous written consent the Board of Trustees of Leader Funds Trust approved various changes to the Leader Floating Rate Fund (the “Fund”). These changes include changing the Fund’s name and investment policy.

Name Change

Effective November 19, 2019, the “Leader Floating Rate Fund” is renamed the “Leader High Quality Low Duration Bond Fund”.

Revised Investment Policy

Effective November 19, 2019, the Fund’s investment strategy disclosure with respect to its policy of having 80% of its investments in floating rate securities is revised as follows:

Under normal market conditions, the Fund will invest at least 80% of its net assets, plus any amount of borrowings for investment purposes in high quality, floating rate, low duration debt securities.

It is important to note that the revision to the disclosure of the investment strategy as described above will not change in any manner how the Fund is actually managed. The Fund currently invests in high quality, low duration investments and will continue to do so. The revision simply constitutes a clarification to the investment strategy to correspond with the Fund’s name change. Additionally, it is important for investors to note that the Fund’s investment objective will remain to deliver a high level of current income, with a secondary objective of capital appreciation.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated October 1, 2019, each as amended, which provide information that you should know about the Fund before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Fund at (800) 711-9164.

Supplement dated November 5, 2019